Exhibit 10.13

MODIFICATION AGREEMENT

PURPOSE OF MODIFICATION

(check one) Renewal ☐ Extension ☒ Modification ☐

This Modification Agreement, hereinafter referred to as “Modification”, entered into this 19th day of May, 2008, by and among INTELLINETICS, INC., by Matthew L. Chretien (aka Matthew L. Chretein), President, (referred to as “Borrower”), Matthew L. Chretien (aka Matthew L. Chretein), A. Michael Chretien (aka A. Michael Chretein) and Robert J. D’Orazio, (collectively referred to as “Cosigner”), and The Delaware County Bank and Trust Company, 110 Riverbend Avenue, Lewis Center, Ohio, 43035, (hereinafter referred to as “Lender”).

RECITALS

Lender has made a loan to Borrower dated March 24, 2004 for the principal sum of $201,024.00 (loan number 10202200978). The note and any modifications or amendments thereto shall hereinafter be referred to as “Note”. Said Note is secured by the following collateral: all inventory, Chattel Paper Accounts, Equipment and general Intangibles; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the business assets for INTELLINETICS, INC., and Trust Agency Account of Robert J. D’Orazio, account #6016 in the amount of $200,000.00. As part of the loan transaction, Borrower and Cosigner executed certain security agreements, financing statements and other documents, hereinafter referred to as “Loan Documents”. Said note and loan documents were previously modified on the following date, April 1, 2005, May 25, 2006 and April 23, 2007.

Borrower and Cosigner, desire to enter into this modification agreement in order to:

(Check applicable reason for modification)

1. ☐ Renew a line of credit note for business working capital

2. ☒ Extend the maturity date of note

3. ☐ Grant the Lender additional collateral for this loan

4. ☐ Establish a new plan for the repayment of this loan

5. ☐ Change the rate of interest or other terms of the loan documents

6. ☐ Other

110 Riverbend Avenue, P.O. Box 1001, Lewis Center, Ohio 43035-1001

(740) 657-7000 • webdcb.com

AGREEMENT

NOW, THEREFORE, in consideration of the Lender agreeing to the above modifications, the parties agree as follows:

1. Liability of Borrower. Borrower hereby ratifies and reconfirms Borrower’s obligations and all liability to Lender under the terms and conditions of the Note and Loan Documents, and acknowledges that Borrower has no defenses to or rights of setoff against Borrower’s obligations and all liability to Lender thereunder. Borrower hereby further acknowledges that Lender has performed all of Lender’s obligations under the Loan Documents arising as of or before the date hereof. Borrower hereby further acknowledges and agrees that the current principal amount outstanding under the Note as of the date hereof is $198,275.25, with an interest rate of 5.00% equal to a per diem of $27.53822.

2. Extension of Term. The Note and Loan Documents are hereby modified to revise the maturity date to April 30, 2009, all other terms and conditions shall be due and payable as follows:

3. Modification Fee. In consideration for Lender granting the modifications set forth above, Borrower shall pay Lender a non-refundable loan modification fee in the amount of $250.00 upon the execution hereof. In addition to the loan extension fee, Borrower shall pay all costs and expenses incurred by Lender in connection with this Modification, including, without limitation, all title insurance costs, recording fees and attorney’s fees, and other applicable out of pocket expenses.

4. Ratification of Loan Documents. The Loan Documents are in all respects ratified and confirmed by the parties hereto, including the warrants of attorney authorizing any attorney at law to appear in any court and to confess a judgment against Borrower and incorporated by reference herein, and the Loan Documents and this Modification shall be read, taken and construed as one and the same instrument. Borrower further acknowledges and agrees that all security agreements, financing statements, documents, instruments, certificates, affidavits and other security documents taken as collateral for the Note are intended to and shall continue to secure the Loan and shall remain in full force and effect.

5. Continuation of Mortgage Lien and Security Interests. This Modification does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note, nor does it in any manner affect or impair the Mortgage or any security agreement executed in connection with the Note or applicable to the Note. Borrower agrees the Mortgage and all other security interests granted by Borrower to Lender continue to be valid and existing liens on the property described in the Mortgage and the Loan Documents.

6. Jury Waiver. LENDER, BORROWER AND GUARANTORS HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER, BORROWER AND/OR ANY ONE OR MORE GUARANTORS, ARISING OUT OF, OR IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN BORROWER, GUARANTORS AND LENDER IN CONNECTION WITH THE LOAN DOCUMENTS, THE GUARANTY, THIS MODIFICATION, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THIS MODIFICATION AND SHALL NOT IN ANY WAY AFFECT, LIMIT, AMEND OR MODIFY LENDER’S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS, THE GUARANTY, THIS MODIFICATION, THE NOTE OR ANY OTHER DOCUMENT OR AGREEMENT RELATED HERETO.

7. No Course of Dealing, Waiver. Borrower expressly acknowledges and agrees that the execution of this Modification shall not constitute a waiver of and shall not preclude the exercise of any right, power or remedy granted to Lender in any of the Loan Documents, or as provided by law, except to the extent expressly provided herein. No previous modification, extension or compromise entered into with respect to any indebtedness of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an express or implied understanding to enter into any future modification, extension or compromise. No delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Lender’s rights, powers or remedies.

8. Counterpart Signatures. This Modification may be signed by the parties in multiple, separate counterparts which, when taken together shall constitute one and the same document.

9. Governing Law. This Modification shall be interpreted and construed in accordance with and governed by the laws of the State of Ohio. Both parties agree that in the event of a dispute relating to this modification, the parties hereto consent to the jurisdiction of the Courts of Delaware County, Ohio.

10. Severability. The parties agree that all the provisions of this Modification are severable. In the event any provision of this Modification is determined to be unenforceable, the parties hereto agree that only that provision shall be deleted, and all the remaining provisions shall continue to be enforceable. Each party has reviewed this Modification and has had the opportunity to review it with counsel of its choice.

NOTICE: FOR PURPOSE OF THE FOLLOWING NOTICE, “YOU” means Borrower and “HIS” means Lender.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

IN WITNESS WHEREOF the parties hereto have set their hands this 29 day of May, 2008.

LENDER: The Delaware County Bank and Trust Company

By:	/s/ James L. Bandeen
James L. Bandeen, Vice President

BORROWER: INTELLINETICS, INC.,

By:	/s/ Matthew L. Chretein
Matthew L. Chretein, President (aka Matthew L. Chretein)

COSIGNER:

By:	/s/ Matthew L. Chretein	By:	/s/ Robert J. D’Orazio
	Matthew L. Chretein, Individually (aka Matthew L. Chretein)		Robert J. D’Orazio, Individually

By:	/s/ A. Michael Chretein
A. Michael Chretein, Individually (aka A. Michael Chretein)

Modification Fee: $250.00

Interest Due: $1,049.04

Total Due: $1,299.04